FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2008

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

30 North LaSalle Street, Suite 4000, Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)           N/A

(b)           On March 12, 2008, Telephone and Data Systems, Inc. (“TDS”) announced that LeRoy T. Carlson will not stand for election at the 2008 annual meeting of shareholders. Accordingly, Mr. Carlson’s term as a director will expire at the 2008 annual meeting on May 22, 2008.  TDS also announced that the TDS board of directors had nominated Prudence E. Carlson for election at the 2008 annual meeting of shareholders, to fill the directorship currently held by Mr. Carlson.  Ms. Carlson will be elected by the holders of TDS Series A Common Shares and Preferred Shares.

A copy of the news release announcing the foregoing is attached hereto as Exhibit 99.1 and incorporated by reference herein.

(c)           N/A

(d)           N/A

(e)           N/A

(f)            N/A

IMPORTANT INFORMATION:  The foregoing is not is not a solicitation of proxies nor shall it be deemed to be a solicitation by TDS.  TDS will only solicit proxies pursuant to its definitive proxy statement for the 2008 annual meeting.  Additional information relating to the foregoing nomination will be included in the TDS’s definitive proxy statement, to be filed with the Securities and Exchange Commission. TDS encourages shareholders to read the definitive proxy statement when it becomes available because it will contain important information about TDS and the nominee. Shareholders and other investors may access TDS’s proxy statement, at no cost, when it is available and other relevant TDS documents at the SEC’s web site (www.sec.gov). The proxy statement will also be available on the TDS web site (www.teldta.com) in the Investor Relations section on the SEC filing page.  TDS and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the company’s shareholders in connection with the forgoing nomination.  Information regarding the security ownership and other interests of the TDS’s executive officers and directors will be included in the definitive proxy statement.

Item 5.03.               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           On March 12, 2008, TDS amended its bylaws effective May 22, 2008 to designate LeRoy T. Carlson as director emeritus, and to amend the description of his responsibilities as Chairman Emeritus.

The foregoing brief description is qualified by reference to the copy of the amended TDS bylaws attached hereto as Exhibit 3.1, which are incorporated by reference herein.

(b)           N/A

Item 8.01  Other Events

See the information in Item 5.02.

Item 9.01.  Financial Statements and Exhibits

(d)       Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: March 14, 2008

By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President and Corporate Controller

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit
No.	Description

3.1	Amended and Restated Bylaws of TDS

99.1	Press Release dated March 12, 2008 announcing changes to directors